UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 9, 2015
First Busey Corporation
 (Exact name of registrant as specified in charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
N/A
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On January 9, 2015, First Busey Corporation, a Nevada corporation ("First Busey"), issued a press release announcing the consummation, effective January 8, 2015, of First Busey's previously announced acquisition of Herget Financial Corp., a Delaware corporation ("Herget Financial"), and its wholly-owned bank subsidiary, Herget Bank, National Association, pursuant to an Agreement and Plan of Merger, dated September 25, 2014, by and among First Busey, FBC Acquisition LLC, a newly-formed Nevada limited liability corporation and wholly-owned subsidiary of First Busey, and Herget Financial.
A copy of the press release announcing the completion of the transaction is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01.                          Financial Statements and Exhibits.
(d)            Exhibits.
99.1	Press Release, dated January 9, 2015

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 9, 2015	First Busey Corporation
By:            /s/ Robin N. Elliott
Name:  Robin N. Elliott
Title:    Chief Financial Officer